UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 29, 2023

Tingo Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35850	27-0016420
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28 West Grand Avenue, Suite 3, Montvale, New Jersey	07645
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 225-0190

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TIO	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 28, 2023, Tingo Group, Inc. (the “Company”) entered into a second waiver and forbearance agreement (the “Second Forbearance Agreement”) with respect to Certificate of Designation of Preferences, Rights and Limitations of Series B Preferred Stock (the “Series B Preferred Stock”) filed by the Company with the Secretary of the State of Delaware on November 30, 2022 (the “Series B Certificate of Designations”). The Series B Certificate of Designation provides that, in the event that the Company does not receive by June 30, 2023 the Stockholder Approval (as defined in the Series B Certificate of Designations), then the holder (the “Holder”) of the Company’s Series B Preferred Stock, at its sole option, may reduce the Stated Value (as defined in the Series B Certificate of Designations) per share of Series B Preferred Stock in exchange for membership interests of Tingo Group Holdings, LLC (“Tingo LLC”), up to a maximum of 33% of the outstanding membership interests of Tingo LLC (the “Redemption”).

The Second Forbearance Agreement provides that during the Second Forbearance Period, which is from the date of the Second Forbearance Agreement until December 31, 2023 in consideration of a cash payment of $1,000 made by the Company to the Holder, the Holder has agreed that it will temporarily forbear from taking any action, the right to which arose from or following the occurrence of a Trigger Event (as defined in the Series B Certificate of Designations), including the Redemption.

This summary of the Second Forbearance Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Second Forbearance Agreement, which will be filed as an exhibit to the Company’s next Quarterly Report on Form 10-Q.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.5	Second Waiver and Forbearance Agreement
99.1	Press Release, dated September 29, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 29, 2023

TINGO GROUP, INC.

By:	/s/ Kenneth I. Denos
Name:	Kenneth I. Denos
Title:	Interim Co-Chief Executive Officer

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